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                                                                   EXHIBIT 10.30


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                   MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") entered by and between NETZEE, INC., as assignor ("Netzee") and W-II INVESTMENTS, INC., as assignee (the "Assignee") is dated as of 1st day of March, 2001.

         WHEREAS, Netzee and Bank of America, National Association (the "Bank") are parties to that certain Business Loan Agreement, dated as of October 18, 1999, as amended by that certain First Amendment to Business Loan Agreement, dated as of August 22, 2000 between the Bank and Netzee (collectively, the "Assigned Agreement") pursuant to which the Bank agreed to provide a term loan to Netzee in the original principal amount of $1,650,000 (the "Term Loan").

         WHEREAS, Netzee, as grantor and the Bank, as secured party, are parties to that certain Mortgage, Security Agreement and Assignment, dated as of October 20, 1999 from Netzee in favor of the Bank, recorded by the Federal Aviation Administration ("FAA") on November 19, 1999 and assigned Conveyance Number NN018371, as amended pursuant to that certain Amendment to First Priority Chattel Mortgage and Security Agreement, dated as of August 22, 2000, recorded by the FAA on September 19, 2000 and assigned Conveyance Number VV017095 (collectively, the "Assigned Agreement"), which Assigned Agreement relates to that certain Cessna Citation aircraft bearing FAA Registration Number N501NZ and manufacturer's serial number 501-0289 and two (2) Pratt & Whitney JT15D-1A aircraft engines bearing manufacturer's serial numbers 3947 and 3940, each having 750 or more rated takeoff horsepower or the equivalent thereof (collectively, the "Aircraft").

         WHEREAS, the Netzee has agreed to assign to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreement with respect to the Aircraft; and

         WHEREAS, the Assignee desires to accept the assignment of all of Netzee's rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreement with respect to the Aircraft to the same extent as if the Assignee had executed the Assigned Agreement, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT OF ASSIGNED AGREEMENT. Netzee hereby assigns, transfers and conveys to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreement with respect to the Aircraft.

         2. ASSUMPTION OF ASSIGNED AGREEMENT. The Assignee hereby accepts the assignment referenced in Section 1 above and assumes all of the duties, obligations and liabilities of Netzee in, to and under the Assigned Agreement with respect to the Aircraft to the same extent as if the Assignee had executed the Assigned Agreement. The Assignee hereby agrees to
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be bound by the terms and provisions of the Assigned Agreement and accepts all of the Netzee's rights, interests, duties, obligations and liabilities thereunder.

         3. NETZEE'S REPRESENTATIONS. Netzee represents and warrants to and covenants with Assignee as follows: (a) the Assigned Agreement constitutes the valid and binding obligations of the parties thereto, enforceable against each such party in accordance with its terms; (b) no default or event of default with respect to Netzee has occurred and is continuing under the Assigned Agreement; (c) to the best of Netzee's knowledge, no default with respect to the Bank has occurred and is continuing under the Assigned Agreement; (d) the Aircraft is in the good order and condition required by the terms of the Assigned Agreement; (e) Netzee is the owner of all of the right, title and interest of "debtor" in and to the Assigned Agreement and has not previously sold, assigned or transferred any interest in the Assigned Agreement to any person other than Assignee; (f) Netzee has received no notice of any assignment or transfer by the Bank of any of its right, title or interest in the Assigned Agreement or the Aircraft; (g) Netzee is delivering herewith to Assignee an original counterpart of the Assigned Agreement, the counterpart so delivered is genuine and the signatures thereon are the authentic signatures of the parties;
(h) the execution, delivery and performance of the Assigned Agreement and this Assignment have been duly authorized by all corporate and other action required on the part of Netzee, (i) to the best of Netzee's knowledge, there are no disputes, setoffs, counterclaims or allegations or default or non performance under the Assigned Agreement; (j) the representations and warranties of Netzee made in the Assigned Agreement are true and correct; (k) Netzee agrees to indemnify, defend and hold harmless Assignee, its officers, directors and shareholders from and against any and all claims to the extent the same arise out of the breach by Netzee of any of its representations, warranties or covenants contained in this paragraph 3.

         4. CONSENT AND RELEASE. By its signature hereto, the Bank hereby consents to this Assignment and the sale of the Aircraft from Netzee to the Assignee and hereby releases Netzee from its obligations under the Assigned Agreement in accordance with the terms of this Assignment upon the execution and delivery of this Assignment by the parties hereto.

         5. GOVERNING LAW. This Assignment is being delivered in the State of Illinois. This Assignment shall in all respects be governed by, and construed in accordance with the internal substantive laws of the State of Illinois, including all matters of construction, validity or interpretation of this Assignment.

         6. COUNTERPARTS. This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

         7. BINDING NATURE. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Assignment as of the date first set forth above.

ASSIGNOR:                                     ASSIGNEE:

NETZEE, INC.                                  W-II INVESTMENTS, INC.

By: /s/ RICHARD S. EISWIRTH                   By: /s/ GLENN W. STURM
   ---------------------------------             ------------------------
   Name: Richard S. Eiswirth                     Name: Glenn W. Sturm
        ----------------------------                  -------------------
   Title: Sr. EVP. CFO and Secretary             Title: Chairman
         ---------------------------                   ------------------

Acknowledged and agreed as of this ___ day of March, 2001.

BANK OF AMERICA, NATIONAL ASSOCIATION


By: /s/ SYLVIA GORT
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   Name: Sylvia Gort
        --------------------------
   Title:  SVP
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